UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026
___________________________________
OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	80-0990453 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2026, OPAL Fuels Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 22, 2026 (the “Record Date”), there were 29,827,849 shares of Class A common stock outstanding, each share being entitled to one vote, 121,500,000 shares of Class B common stock outstanding, each share being entitled to one vote and 22,899,037 shares of Class D common stock outstanding, each share being entitled to five votes (the Class A common stock, Class B common stock and Class D common stock, collectively, the “Common Stock”).

Accordingly, as of the Record Date, there were 29,827,849 Class A common stock votes, 121,500,000 Class B common stock votes, and 114,495,185 Class D common stock votes, respectively, available to be cast, for a total of 265,823,034 votes available to be cast. At the Annual Meeting, the holders of 256,957,639 votes of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026.

Proposal 1 - Election of eight directors to hold office until the Annual Meeting of Stockholders to be held in 2027 or until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	FOR	WITHHELD	Broker Non-Votes
Mark Comora, Chairman	246,057,694	4,493,592	6,406,353
Betsy L. Battle	247,691,808	2,859,478	6,406,353
Scott Dols	247,414,197	3,137,089	6,406,353
James Martell	247,466,228	3,085,058	6,406,353
Lance Moll	250,143,781	407,505	6,406,353
Nadeem Nisar	246,580,453	3,970,833	6,406,353
Scott Sutton	250,142,981	408,305	6,406,353
Ashok Vemuri	247,404,037	3,147,249	6,406,353

Proposal 2 - Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
256,881,212	74,151	2,276	—

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2026

OPAL Fuels Inc.

By:	/s/ Kazi Hasan
Name:	Kazi Hasan
Title:	Chief Financial Officer